SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


  Date of report (Date of earliest event reported)     February 13, 2003
                                                       -----------------

                                SOYO GROUP, INC.
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               (Exact name of Registrant as Specified in Charter)


         Nevada                      333-42036                   95-402724
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(State of Other Jurisdiction        (Commission                (IRS Employer
      of Incorporation)             File Number)             Identification No.)


                 41484 Christy Street, Fremont, California 94538
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                    (Address of Principal Executive Offices)


Registrant's telephone number, including area code   (510) 226-7696
                                                     ---------------------------


          (Former Name or Former Address, if Changed Since Last Report)

Item 4.  Changes in Registrant's Certifying Accountant

         Effective February 13, 2003, Soyo Group, Inc. (the "Company"), dismissed Malone & Bailey PLLC ("M & B"), as the independent accountants of its wholly-owned subsdiary, Soyo, Inc., a Nevada corporation that was acquired by the Registrant on October 24, 2002. Effective February 13, 2003, the Company engaged Grobstein, Horwath & Company LLP, ("GH&C") as the Company's new independent accountants. The dismissal of M & B and the engagement of GH&C were approved by the Company's Board of Directors.

         Prior to GH&C becoming the independent accountants for the Company, neither the Company, nor anyone on its behalf, consulted with GH&C regarding either the application of accounting principles to a specific or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements; or any matter that was the subject of a disagreement or event as defined at Item 304 (a)(1)(iv) of Regulation S-B.

         M & B audited the Company's financial statements for the fiscal years ended December 31, 2000 and 2001. M & B's reports for these periods did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified as to audit scope or accounting principles.

         During the fiscal years ended December 31, 2000 and 2001 and the interim period from January 1, 2001 through February 13, 2003, there were no disagreements with M & B on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of M & B, would have caused such firm to make reference to the subject matter of the disagreements in connection with its report on the Company's financial statements. In addition, there were no such events as described under Item 304(a)(1)(IV)(B) of regulation S-B during the fiscal years ended December 31, 2000 and 2001 and the interim period from January 1, 2001 through February 13, 2003.

         The Company has provided M & B with a copy of the disclosures contained herein, and has requested that he furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether he agrees with the statements made by the Company in response to Item 304(a) regarding his involvement with the Company as independent accountant and, if not, stating the respects in which he does not agree. A copy of M & B's letter is attached as an exhibit to this Current Report on Form 8-K.




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

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Financial Statements. None
(b)      Pro Forma Financial Statements. None
(c)      Exhibits

Exhibit No.                              Description
-----------                              -----------

16.1 Letter from Malone & Bailey PLLC addressed to the United States Securities and Exchange Commission


























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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   SOYO GROUP, INC.

Date:    March 17, 2003            By /s/ Ming Tung Chok
                                   ---------------------------------------------
                                   Name:  Ming Tung Chok
                                   Title:  President and Chief Executive Officer



























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